AQR International Defensive Style Fund

Fund Summary — January 29, 2015

Ticker: Class R6/ANDRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent shareholder report, online at https://funds.aqr.com/fund-documents. You can also get this information at no cost by calling 866-290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated January 29, 2015, as amended and supplemented from time to time, and the Fund’s most recent shareholder report, dated September 30, 2014, are all incorporated by reference to this summary prospectus.

Investment Objective

The AQR International Defensive Style Fund (the “Fund”) seeks total return.

Total return consists of capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management Fee	0.35%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.88%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	1.25%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.68%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.57%

1  Other Expenses are estimated for the current fiscal year because the Class R6 Shares of the Fund commenced operations on September 2, 2014.

2  The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 0.55% for Class R6 Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through January 28, 2016. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that the recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through January 28, 2016, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R6 Shares	$58	$329	$621	$1,451

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

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performance. During the fiscal year ended September 30, 2014, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of International Issuers. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, stock index futures, depositary receipts and other derivative instruments where the reference asset is an equity security. An issuer will be considered an International Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI World ex-USA Index, or if an instrument provides exposure to the change in value of a company that meets that definition. However, the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. Pending investment in Equity Instruments of International Issuers or for use as collateral to meet margin requirements, the Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes. There is no guarantee that the Fund’s objective will be met.

The Fund also engages in currency transactions with counterparties primarily in order to hedge against a decline in the value of portfolio holdings denominated in particular currencies and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts and exchange listed currency futures. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.

The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional international equity funds when these markets are rising, but to exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have stable businesses with low leverage, low earnings-per-share variability and other measures of risk and high profitability. The Adviser believes that the stocks of these types of companies tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” stocks.

The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. In managing the Fund’s portfolio, the Adviser may from time to time utilize certain tax management techniques, including but not limited to, realizing capital losses for the Fund to offset capital gains, deferring the realization of the Fund’s net capital gains, and selecting tax lots of securities with a higher tax basis to reduce tax liability when selling securities.

The Fund makes use of derivative instruments, which may be used for hedging purposes and to enhance returns. The Fund may use derivatives as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security, currency or index in a cost effective manner. The Fund’s use of derivatives such as futures contracts, forward contracts and certain other Equity Instruments (that are derivative instruments) will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Instrument providing leveraged exposure to the asset and that Equity Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be

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advantageous to do so. There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

The Adviser utilizes portfolio optimization techniques to determine the frequency of trading, taking into account the transaction costs associated with trading each Equity Instrument. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.

Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.

Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and other derivative instruments where the reference asset is an equity security. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds currently seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund. Moreover, recent rule amendments adopted by the SEC will require certain money market mutual funds to implement floating NAVs in the future that will not preserve the value of the Fund’s investment at $1.00 per share. The implementation of these rule amendments may impact the Fund’s use of these money market mutual funds for capital preservation purposes.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk of losses that exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

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Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Small-Cap Securities Risk: Investments in or exposure to the stocks of companies with smaller market capitalizations involve higher risks in some respects than do investments in stocks of larger companies. For example, prices of such stocks are often more volatile than prices of large capitalization stocks. In addition, due to thin trading in some such stocks, an investment in these stocks may be more illiquid (i.e., harder to sell) than that of larger capitalization stocks. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Performance Information

The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Class R6 Shares of the Fund have not been in operation for a full calendar year as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance of the Fund with respect to both Class I Shares and Class N Shares, which are not offered in this prospectus. The performance of the Fund’s Class I Shares and Class N Shares would be substantially similar to the performance of the Class R6 Shares because the Class R6 Shares, Class I Shares and Class N Shares are invested in the same portfolio of securities and performance would differ only to the extent that the share classes have different expenses. The actual return of Class R6 Shares would have been higher than that of the Class I Shares and Class N Shares because Class R6 Shares have lower expenses than the Class I Shares and Class N Shares.

The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

Class I Shares—Total Returns

The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return	Lowest Quarterly Return
7.90% (3Q13)	-4.26% (2Q13)

Average Annual Total Returns as of December 31, 2014

The following table compares the Fund’s average annual total returns for Class I and Class N Shares as of December 31, 2014 to the MSCI World ex-USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.

	One Year	Since Inception (July 9, 2012)
AQR International Defensive Style Fund—Class I
Return Before Taxes	1.39%	9.48%
Return After Taxes on Distributions	0.37%	8.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.93%	7.39%
AQR International Defensive Style Fund—Class N
Return Before Taxes	1.01%	9.16%
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	-4.32%	12.27%

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After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes and the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.

Investment Manager

The Fund’s investment manager is AQR Capital Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Principal of the Adviser
Jacques A. Friedman, M.S.	July 9, 2012	Principal of the Adviser
Lars N. Nielsen, M.Sc.	July 9, 2012	Principal of the Adviser
Hoon Kim, Ph.D., M.B.A., CFA	July 9, 2012	Vice President of the Adviser

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class R6 Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at https://funds.aqr.com. The Fund’s initial and subsequent investment minimums for Class R6 Shares generally are as follows.

Class R6 Shares
Minimum Initial Investment	$50,000,000*
Minimum Subsequent Investment	None

*  Reductions apply to certain eligibility groups. See “Investing with the AQR Funds” in the Fund’s prospectus.

TAX INFORMATION

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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